Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS

CASE NAME: ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

JUDGE: Stacey G. C. Jernigan

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	June	2017
	MONTH	YEAR

IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND, TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT,  AND  COMPLETE. DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY) IS  BASED  ON  ALL INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ Andrew Hinkelman	Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Andrew Hinkelman	7/31/2017
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

ORIGINAL SIGNATURE OF PREPARER	TITLE

PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1

CASE NAME: ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

	May 31, 2017	June 30, 2017	Notes:
ASSETS
Current assets
Cash	24,524,218	17,625,375
Accounts receivable , net of allowance	32,118,436	35,590,605
Other receivables and current assets	7,448,004	7,186,802	See detail below
Due from related party	(8,616,469)	(5,734,448)
Medical supplies inventory	4,762,782	4,766,395

Total Current Assets	60,236,970	59,434,729

Property and equipment, net	29,634,163	28,980,966
Investment in unconsolidated affiliates	45,607,135	39,780,263
Deposits	1,540,260	1,540,430
Deferred tax asset	202,384,237	202,384,237
Intangibles, net	16,900,000	16,900,000
Goodwill	51,390,058	51,390,058
Note receivable	11,000,000	11,000,000
Other long-term assets	2,224,711	2,235,583	See detail below

Total assets	420,917,534	413,646,266

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities - Debtor Post Petition
Accounts payable	1,427,357	1,764,457
DIP Loan (with accrued PIK interest)	20,069,014	25,688,215
Accrued expenses	19,587,441	26,736,553	Refer to General Notes
Accrued compensation	4,741,835	8,147,156	Refer to General Notes

Total current liabilities - Debtor Post Petition	45,825,647	62,336,381

Current liabilities - Debtor Pre Petition
Accounts payable - Debtor Pre-Petition	14,183,962	13,153,285	Refer to General Notes

Total current liabilities - Debtor Pre Petition	14,183,962	13,153,285

Current liabilities - Other
Accounts payable - Non-Debtor	15,568,843	13,391,010
Current deferred rent	925,082	920,950	(1)

Total current liabilities - Other	16,493,924	14,311,960

Total current liabilities	76,503,534	89,801,626

Long-term liabilities
Current maturities of capital lease obligations	120,518	120,673
Current maturities of long-term debt	16,379,722	11,392,421
Long-term debt, less current maturities	192,833,855	197,872,416
Payable to related parties pursuant to tax receivable agreement	237,913,559	237,913,559
Mandatorily redeemable preferred stock	28,685,682	28,877,729
Capital lease obligations, less current maturities	410,604	399,373
Deferred rent, less current maturities	4,696,647	4,762,338	(1)
Due to related party	59,160,274	54,804,458	(1)

Total long-term liabilities	540,200,862	536,142,966

Total liabilities	616,704,395	625,944,592

Shareholders’ equity (deficit)	(195,786,862)	(212,298,326)

Total liabilities and shareholders’ equity	420,917,534	413,646,266

Other receivables and current assets
A/R NIX	60,000	120,000
Employee Advances	27,431	23,709
Accounts Receivable - Officers	3,087	3,119
Receivable Cash in Transit	653,135	653,135
Accounts Receivable - MPT	4,760,035	4,407,168
Prepaid Insurance	541,925	366,894
Prepaid Rent	—	155,021
Other Prepaid Expense	542,942	395,732
Prepaid Facilities Supplies	16,773	16,785
Prepaid Maintenance Contracts	9,413	7,760
Prepaid Software Licenses	529,864	766,664
Prepaid Licenses	303,398	270,813
Total	7,448,004	7,186,802

Other long-term assets
Def Lease Asset - LT	133,359	130,617
Deferred Lease Cost	1,894,857	1,881,146
Interest Receivable	196,495	223,820
Total	2,224,711	2,235,583

Notes:

Letter of Credit Obligations are not recorded on the financial statements

June covers the balances as of 06/30/2017

May covers the balances as of 05/31/2017

(1) Amount shown reflects pre and post petition amounts. Company’s standard reporting does not provide breakdown of liability

Monthly Operating Report

ACCRUAL BASIS-2

CASE NAME: ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

	May 31, 2017	June 30, 2017	Notes:
Revenue
Patient service revenue	$32,569,756	$24,214,346
Provision for bad debts	(14,986,886)	(7,177,368)
Net patient service revenue	$17,582,870	$17,036,978

Management and contract services revenue	(1,663,974)	409,627

Total net operating revenue	$15,918,895	$17,446,605

Operating Expenses
Salaries, wages and benefits	$(20,903,996)	$(14,944,733)
Equity in earnings (loss) of joint ventures	(9,853,254)	(7,149,864)
General and administration costs	(2,746,954)	(2,078,216)
Depreciation and amortization	(996,524)	(694,345)
Other operating expenses	(4,674,066)	(4,068,924)
Gain (loss) on disposal of assets	—	—

Operating income (loss)
Financing charges	$(2,061,474)	$(1,773,541)
Reorganization costs, net	(2,091,353)	(3,144,564)
Other (Adjustments to Allowed Claims, debt valuation)	—	—

Loss before income tax	$(27,408,726)	$(16,407,582)
Income tax expense	(407,000)	—	(1)
Net Loss	$(27,815,726)	$(16,407,582)

Notes:

June covers the period between 06/01/2017 and 06/30/2017

May covers the period between 04/20/2017 and 05/31/2017

(1) Federal income tax expense has not been recorded in 2017.  May income tax expense represents Texas Franchise tax which was due in May

Monthly Operating Report

ACCRUAL BASIS-3

CASE NAME: ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

	May 31, 2017	June 30, 2017	Notes:
Beginning Cash (Bank Balance)	5,088,417	24,160,338

Cash Receipts - Patient Revenue Related	58,731,050	42,573,300
Cash Receipts - Debt Draw Related	19,900,000	5,583,400
Total Cash Receipts	78,631,050	48,156,700

Disbursements
Payroll, Payroll Taxes, and Benefits	20,564,918	14,207,993
Physician Payroll	15,193,699	15,305,429
Rent & Other Occupancy	6,313,035	5,909,349
Utilities	761,089	840,265
Equipment Leases	2,735,816	2,299,624
Lab Fees, Supplies & Other Patient Expenses	3,585,246	3,676,104
Insurance	2,008,517	456,578
Other Disbursements	6,028,695	8,044,666
Professional Fees	205,840	3,595,300	(1)
Deposits	729,419	—
Critical Vendors	17,175	338,908
503(b)(9)	—	—
Priority Claims	—	—
Taxes	1,415,680	732
Total Disbursements	59,559,129	54,674,948

Net Cash Flow	19,071,921	(6,518,249)

Ending Cash (Bank Balance)	24,160,338	17,642,090

Closing Balance Reconciliation
Book Balance	24,524,218	17,625,375	Book Balance of Debtors
Non-Debtor Accounts and Adjustments	365,540	4,064,287	(2)
Escrow Accounts (Professional Fee and Utility)	(729,419)	(4,047,572)
Ending Cash (Bank Balance)	24,160,338	17,642,090	Available Bank Balance as of 06/30/2017

Notes:

Cash Receipts include receipts for non-debtor facilities

Cash Disbursements  include disbursements  for non-debtor facilities

(1)  Professional  Fees represent the funding of the professional  fee escrow account

(2)  Non-Debtor  Accounts and Adjustments  include the cash receipts that have not been swept to the Debtor’s Bank of America accounts (from Colorado’s JPM Account and other Non-Debtor  Bank of America accounts), as well as adjustments  to include the impact of outstanding checks and other accounting reconciling items to arrive at ending bank balance

		May 31, 2017		June 30, 2017
Case Number	Legal Entity Name	Receipts	Disbursements	Receipts	Disbursements	Notes
17-31432	ADPT DFW Holdings LLC	$—	$—	$—	$—
17-31434	Adeptus Health Inc.	—	—	—	—
17-31435	Adeptus Health LLC	—	—	—	—
17-31436	First Choice ER, LLC	39,226,369	—	28,243,499	—	Includes receipts related to non-debtor entities
17-31437	East Mesa Medical Center LLC	—	—	—	—
17-31438	League City Medical Center LLC	—	—	—	—
17-31439	East Pflugerville Medical Center LLC	312,579	276,358	249,010	128,901
17-31440	Antoine Medical Center LLC	890,092	420,427	618,790	273,269
17-31441	Legacy Trails Medical Center LLC	490,525	310,288	312,154	181,077
17-31442	East Riverside Medical Center LLC	—	217,161	—	87,741
17-31443	ECC Management, LLC	—	10,166,921	—	9,365,045	Disbursements for non-debtors shown at bottom.
17-31444	Arizona General ER LLC	—	—	—	—
17-31445	Lewis Center Medical Center LLC	—	—	—	—
17-31446	Litchfield Park Medical Center LLC	—	—	—	—
17-31447	FCER Management, LLC	—	197	—	—
17-31448	Adeptus Health Colorado Holdings LLC	—	—	—	—
17-31449	Atascocita 1960 Medical Center LLC	—	2,647	—	11,369
17-31450	Louetta Medical Center LLC	—	—	—	—
17-31451	First Texas Hospital Cy-Fair LLC	10,009,855	8,142,241	7,194,983	4,787,755
17-31452	Rosenberg Medical Center LLC	—	—	—	—
17-31453	Marrero Medical Center LLC	—	—	—	—
17-31454	Austin Brodie Medical Center LLC	338,874	318,070	370,613	170,544
17-31455	Adeptus Health Management LLC	—	—	—	—
17-31456	Baytown Medical Center LLC	—	—	—	—
17-31457	Meadowbrook Heights Medical Center LLC	—	—	—	—
17-31458	Medical Center of Crosby Lynchburg LLC	—	—	—	—
17-31459	Bella Terra Medical Center LLC	—	—	—	—
17-31460	Roy Richard Medical Center LLC	—	—	—	—
17-31461	Adeptus Health Phoenix Holdings LLC	—	—	—	—
17-31462	Medical Center of Spring Rayford Richards LLC	—	—	—	—
17-31463	San Antonio Nacogdoches Medical Center LLC	232,761	322,361	217,338	170,352
17-31464	Four Points Medical Center LLC	—	—	—	—
17-31465	Mesa Tierra Medical Center LLC	—	—	—	—
17-31466	Adeptus Health Ventures LLC	—	—	—	—
17-31467	San Tan Valley Medical Center LLC	—	—	—	—
17-31468	Bender’s Landing Medical Center LLC	—	—	—	—
17-31469	Friendswood Medical Center LLC	343,012	310,901	306,215	172,520
17-31470	Midlothian Medical Center LLC	—	—	—	—
17-31471	ADPT Columbus Holdings LLC	—	—	—	—
17-31472	Seguin Foster Medical Center LLC	—	—	—	—
17-31473	Mountain Park Ranch Medical Center LLC	—	—	—	—
17-31474	FTH Houston Partners LLC	—	—	—	—
17-31475	Blacklick Woods Medical Center LLC	—	—	—	—
17-31476	Sienna Plantation Medical Center LLC	—	—	—	—
17-31477	Garland Centerville Medical Center LLC	—	—	—	—
17-31478	National Medical Professionals of Arizona LLC	2,339,485	2,267,166	1,749,297	2,255,183
17-31479	ADPT Houston Holdings LLC	—	—	—	—
17-31480	South Bend Medical Center LLC	—	—	—	—
17-31481	Gilbert Medical Center LLC	—	—	—	—
17-31482	Briar Forest-Eldridge Medical Center LLC	—	—	—	—
17-31483	National Medical Professionals of Ohio LLC	—	—	—	—
17-31484	South Carrier Medical Center LLC	—	—	—	—
17-31485	Gleannloch Farms Medical Center LLC	—	—	—	—
17-31486	ADPT New Orleans Holdings LLC	—	—	—	—
17-31487	South Green Oaks Medical Center LLC	—	—	—	—
17-31488	Broad Wagoner Medical Center LLC	—	—	—	—
17-31489	Glendale Medical Center LLC	—	—	—	—
17-31490	Goodyear Medical Center LLC	—	—	—	—
17-31491	Spanish Oaks Medical Center LLC	—	—	—	—
17-31492	Greenville Stacy Medical Center LLC	—	—	—	—
17-31493	ADPT New Orleans Management LLC	—	166	—	2,364
17-31494	Brushy Creek Medical Center LLC	304,642	324,261	183,342	168,158
17-31495	Spring 2920 Medical Center LLC	—	—	—	—
17-31496	Guadalupe River Medical Center LLC	—	—	—	—
17-31497	ADPT-AZ MPT Holdings LLC	—	—	—	—
17-31498	Camelback 83rd Medical Center LLC	—	—	—	—
17-31499	Hampden Tower Medical Center LLC	—	—	—	—
17-31500	Spring Green Medical Center LLC	147,417	293,083	120,217	134,980
17-31501	Helotes Medical Center LLC	257,310	333,513	136,944	181,439
17-31502	ADPT-AZ RE Holdings LLC	—	—	—	—
17-31503	SSH Medical Center LLC	406,108	356,523	336,029	183,371
17-31504	Hilliard Medical Center LLC	—	—	—	—
17-31505	Cedar Park Lakeline Medical Center LLC	—	—	—	—
17-31506	Sterling Ridge Medical Center II LLC	—	—	—	—
17-31507	Houston 9520 Jones Medical Center LLC	—	—	—	—
17-31508	ADPT-CO MPT Holdings LLC	—	—	—	—
17-31509	Centennial Medical Center LLC	—	—	—	—
17-31510	New Orleans East Medical Center LLC	—	—	—	—
17-31511	Houston FM 1960 Medical Center LLC	—	—	—	358
17-31512	ADPT-CO RE Holdings LLC	—	—	—	—
17-31513	Sterling Ridge Medical Center LLC	—	—	—	—
17-31514	Katy ER Center LLC	—	—	—	—
17-31515	Summerwood Medical Center LLC	—	—	—	—
17-31516	Center Street DP Medical Center LLC	—	—	—	—
17-31517	Keller Medical Center LLC	—	—	—	—
17-31518	Surprise Medical Center LLC	—	—	—	—
17-31519	ADPT-Columbus MPT Holdings LLC	—	—	—	—
17-31520	Kingwood Medical Center LLC	—	—	—	—
17-31521	Chandler Germann Medical Center LLC	—	—	—	—
17-31522	SW Chandler Medical Center LLC	—	—	—	—
17-31523	ADPT-Columbus RE Holdings LLC	—	—	—	—
17-31524	Kuykendahl Medical Center LLC	—	—	—	—
17-31525	Chandler Heights Medical Center LLC	—	—	—	—
17-31526	La Porte Medical Center LLC	274,649	288,639	192,413	163,474
17-31527	ADPT-DFW MPT Holdings LLC	—	—	—	—

		May 31, 2017		June 30, 2017
Case Number	Legal Entity Name	Receipts	Disbursements	Receipts	Disbursements	Notes
17-31528	Sycamore School Medical Center LLC	—	—	—	—
17-31529	Cinco Ranch Medical Center LLC	—	—	—	—
17-31530	Lakewood Forest Medical Center LLC	—	—	—	—
17-31531	Tempe McClintock Baseline Medical Center LLC	—	—	—	—
17-31532	ADPT-DFW RE Holdings LLC	—	—	—	—
17-31533	ADPT-Houston MPT Holdings LLC	—	—	—	—
17-31534	Tempe Rural-Baseline Medical Center LLC	—	—	—	—
17-31535	Colonial Lakes Medical Center LLC	—	—	—	—
17-31536	ADPT-Houston RE Holdings LLC	—	—	—	—
17-31537	Texas Regional Hospital LLC	—	—	—	—
17-31538	Northwest Harris County Medical Center LLC	—	—	—	—
17-31539	Colorado General Hospital LLC	—	—	—	—
17-31540	Ohio General ER LLC	—	—	—	—
17-31541	Victory Lakes Medical Center LLC	165,247	311,207	108,862	162,597
17-31542	ADPT-LA MPT Holdings LLC	—	—	—	—
17-31543	Wadsworth-Belleview Medical Center LLC	—	—	—	—
17-31544	Conroe Medical Center LLC	—	—	—	—
17-31545	ADPT-LA RE Holdings LLC	—	—	—	—
17-31546	Waterside Medical Center LLC	—	—	—	—
17-31547	Ohio General Hospital LLC	—	—	—	—
17-31548	AJNH Medical Center LLC	325,830	287,605	268,269	129,239
17-31549	Opfree Licensing LP	—	—	—	—
17-31550	White Settlement Medical Center LLC	—	—	—	—
17-31551	Converse Medical Center LLC	350,204	326,625	235,747	168,530
17-31552	Wilderness-Hardy Oak Medical Center LLC	7,835	62,715	3,998	54,824
17-31553	Alamo Heights SA Medical Center LLC	—	—	—	—
17-31554	Copperwood Medical Center LLC	—	—	—	—
17-31555	William Cannon Medical Center LLC	—	—	—	—
17-31556	Algiers Medical Center LLC	—	—	—	—
17-31557	Creekside Forest Medical Center LLC	—	—	—	—
17-31558	OpFree RE Investments, Ltd.	—	—	—	—
17-31559	Culebra-Tezel Medical Center LLC	357,289	279,070	240,585	133,524
17-31560	De Zavala Medical Center LLC	545,648	321,881	323,858	187,149
17-31561	Alvin Medical Center LLC	334,459	298,460	290,107	167,698
17-31562	OpFree, LLC	—	—	—	—
17-31563	Dublin Medical Center LLC	—	—	—	—
17-31564	Anthem Medical Center LLC	—	—	—	—
17-31565	Eagles Nest Medical Center LLC	—	—	—	—
17-31566	Pearland 518 Medical Center LLC	—	—	—	—
17-31567	Pearland Parkway Medical Center LLC	425,871	314,559	346,854	183,756
17-31568	Pearland Sunrise Medical Center LLC	—	—	—	—
17-31569	Pflugerville Medical Center LLC	300,046	260,700	269,051	124,272
17-31570	Potranco Medical Center LLC	344,943	337,727	255,125	170,162
17-31571	Provinces Medical Center LLC	—	—	—	—
17-31572	Queen Creek Medical Center LLC	—	—	—	—
Non-Debtor	Non-Debtor	—	32,407,656	—	34,755,297

Total		$58,731,050	$59,559,129	$42,573,300	$54,674,948

Cash Receipts - Debt Draw Related		19,900,000	—	5,583,400	—
Total		$78,631,050	$59,559,129	$48,156,700	$54,674,948

Monthly Operating Report

ACCRUAL BASIS-4

CASE NAME: ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

ACCOUNTS RECEIVABLE AGING	SCHEDULE AMOUNT	May	June	MONTH
1. 0-30		$21,318,088	$19,391,277
2. 31-60		$18,224,154	$14,617,672
3. 61-90		$15,746,958	$13,999,090
4. 91+		$94,060,896	$103,550,653
5. TOTAL ACCOUNTS RECEIVABLE (1)	$135,478,478	$149,350,096	$151,558,693	$0
6. RESERVES AND RECONCILING ITEMS (2)	$(106,121,501)	$(122,319,348)	$(119,554,942)
7. Non-Debtor NMP Net A/R (3)	$0	$5,087,688	$3,586,853
8. ACCOUNTS RECEIVABLE (NET)	$29,356,978	$32,118,436	$35,590,605	$0

(1) Schedules did not reflect aging of A/R, as such all amounts are shown in total line.

(2) Includes reconciliation items to GL including: hold accruals and bill out of service months.

(3) Debtor financials include A/R balances for NMP for owned locations in Austin, Houston and San Antonio.

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: June 2017

TAXES PAYABLE	0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1. FEDERAL	$0	$0	$0	$0	$0
2. STATE	$0	$0	$0	$0	$0
3. LOCAL	$0	$0	$0	$0	$0
4. OTHER (ATTACH LIST)	$0	$0	$0	$0	$0
5. TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6. ACCOUNTS PAYABLE (4)	$1,732,082	$32,375	$0	$0	$1,764,457

(4) Only includes aging for post-petition accounts payable for Debtors

STATUS OF POSTPETITION TAXES	MONTH: June 2017

	BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1. WITHHOLDING	$0	$704,962	$704,962	$0
2. FICA-EMPLOYEE	$0	$372,955	$372,955	$0
3. FICA-EMPLOYER	$0	$371,098	$371,098	$0
4. UNEMPLOYMENT	$0	$2,206	$2,206	$0
5. INCOME	$0	$0	$0	$0
6. OTHER (ATTACH LIST)	$0	$0	$0	$0
7. TOTAL FEDERAL TAXES	$0	$1,451,221	$1,451,221	$0
STATE AND LOCAL
8. WITHHOLDING	$0	$4,602	$4,602	$0
9. SALES	$0	$140	$140	$0
10. EXCISE	$0	$0	$0	$0
11. UNEMPLOYMENT	$0	$9,557	$9,557	$0
12. REAL PROPERTY	$0	$0	$0	$0
13. PERSONAL PROPERTY	$0	$0	$0	$0
14. OTHER (ATTACH LIST)	$0	$0	$0	$0
15. TOTAL STATE & LOCAL	$0	$14,299	$14,299	$0
16. TOTAL TAXES	$0	$1,465,521	$1,465,521	$0

Monthly Operating Report

ACCRUAL BASIS-5

CASE NAME:  ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

MONTH: June 2017
BANK RECONCILIATIONS - Attached Schedule

No.	Account Owner	Bank	Account Type	Last 4 Digits of Bank Account	General Ledger Account Number	Balance Per Bank Statement	Add: Total Deposits Not Credited	Subtract: Outstanding Checks	Other Reconciling Items	Month End Balance Per Books	Number of Last Check Written

1	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Government Deposit Account	0602	n/a	—	—	—	—	—	n/a
2	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Non-Government Deposit Account	0615	n/a	—	—	—	—	—	n/a
3	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Operating Account	0592	10460	37,849	—	—	(7,732)	30,117	n/a
4	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Facility Sub Account	0663	n/a	—	—	—	—	—	n/a
5	17-31451 - First Texas Hospital Cy-Fair LLC	Bank of America Merrill Lynch	Facility Sub Account	0676	n/a	—	—	—	—	—	n/a
6	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6440	n/a	—	—	—	—	—	n/a
7	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7882	n/a	—	—	—	—	—	n/a
8	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	4043	n/a	—	—	—	—	—	n/a
9	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3757	n/a	—	—	—	—	—	n/a
10	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9898	n/a	—	—	—	—	—	n/a
11	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7074	n/a	—	—	—	—	—	n/a
12	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7087	n/a	—	—	—	—	—	n/a
13	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7113	n/a	—	—	—	—	—	n/a
14	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7126	n/a	—	—	—	—	—	n/a
15	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7139	n/a	—	—	—	—	—	n/a
16	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7155	n/a	—	—	—	—	—	n/a
17	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7184	n/a	—	—	—	—	—	n/a
18	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7197	n/a	—	—	—	—	—	n/a
19	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3744	n/a	—	—	—	—	—	n/a
20	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3656	n/a	—	—	—	—	—	n/a
21	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3387	n/a	—	—	—	—	—	n/a
22	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8453	n/a	—	—	—	—	—	n/a
23	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8466	n/a	—	—	—	—	—	n/a
24	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2135	n/a	—	—	—	—	—	n/a
25	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9581	n/a	—	—	—	—	—	n/a
26	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9594	n/a	—	—	—	—	—	n/a
27	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5452	n/a	—	—	—	—	—	n/a
28	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5183	n/a	—	—	—	—	—	n/a
29	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5497	n/a	—	—	—	—	—	n/a
30	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5507	n/a	—	—	—	—	—	n/a
31	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6849	n/a	—	—	—	—	—	n/a
32	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	8387	n/a	—	—	—	—	—	n/a
33	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0385	n/a	—	—	—	—	—	n/a
34	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3463	n/a	—	—	—	—	—	n/a
35	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3489	n/a	—	—	—	—	—	n/a
36	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5470	n/a	—	—	—	—	—	n/a
37	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6437	n/a	—	—	—	—	—	n/a
38	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	4030	n/a	—	—	—	—	—	n/a
39	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6122	n/a	—	—	—	—	—	n/a
40	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6968	n/a	—	—	—	—	—	n/a
41	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	6971	n/a	—	—	—	—	—	n/a
42	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	7168	n/a	—	—	—	—	—	n/a
43	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3728	n/a	—	—	—	—	—	n/a
44	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9022	n/a	—	—	—	—	—	n/a
45	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2151	n/a	—	—	—	—	—	n/a
46	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9604	n/a	—	—	—	—	—	n/a
47	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5170	n/a	—	—	—	—	—	n/a
48	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5510	n/a	—	—	—	—	—	n/a
49	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0398	n/a	—	—	—	—	—	n/a
50	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	3476	n/a	—	—	—	—	—	n/a
51	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5829	n/a	—	—	—	—	—	n/a
52	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	2427	n/a	—	—	—	—	—	n/a
53	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0692	n/a	—	—	—	—	—	n/a
54	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	0702	n/a	—	—	—	—	—	n/a
55	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	5832	n/a	—	—	—	—	—	n/a
56	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9620	n/a	—	—	—	—	—	n/a
57	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Facility Sub Account	9633	n/a	—	—	—	—	—	n/a
58	17-31478 - National Medical Professionals of Arizona LLC	Bank of America Merrill Lynch	Government Deposit Account	7384	10360	403	—	—	—	403	n/a
59	17-31478 - National Medical Professionals of Arizona LLC	Bank of America Merrill Lynch	Non-Government Deposit Account	7397	n/a	—	—	—	—	—	n/a
60	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Concentration Account	8001	10220	15,459,150	—	—	159,167	15,618,317	n/a
61	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Checking Disbursement Account	0174	10210	1,048,096	—	(3,705,419)	—	(2,657,323)	73592
62	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Disbursement Account - Utility Escrow	2984	n/a	729,419	—	—	—	729,419	n/a
63	17-31443 - ECC Management, LLC	Bank of America Merrill Lynch	Disbursement Account - Prof Fees Escro	6029	6029	3,318,153	—	—	—	3,318,153	n/a
63	17-31447 - FCER Management, LLC	Bank of America Merrill Lynch	Exception Item Disbursement Account	7964	10240	473,233	—	—	—	473,233	1042
64	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	ACH Disbursement Account	6981	n/a	—	—	—	—	—	n/a
65	17-31436 - First Choice ER, LLC	Bank of America Merrill Lynch	Employee Funded FSA/HSA Account	9143	10250	86,075	—	—	—	86,075	2360
66	Currency on Hand	N/A	Currency on Hand	n/a	n/a	26,982	—	—	—	26,982	n/a

	Total					21,179,359	—	(3,705,419)	151,434	17,625,375

Monthly Operating Report

ACCRUAL BASIS-6

CASE  NAME: ADPT DFW Holdings LLC, et al.

CASE  NUMBER: 17-31432 (jointly administered)

MONTH: June 2017

PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1. Multiple	Salary	$576,003	$1,184,577
2. Multiple	Expense Reimbursement	23,899	95,638
3.
4.
5.
6. TOTAL PAYMENTS TO INSIDERS		$599,902	$1,280,215

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1. Houlihan Lokey	Docket 293 Dated June 6th, 2017 (Final Order Authorizing Use Of Cash Collateral)	As Invoiced	101,827	307,667	$0
2. Epiq	Docket 293 Dated June 6th, 2017 (Final Order Authorizing Use Of Cash Collateral)	As Invoiced	175,320	175,320	$0
3.
4.
5.
6. TOTAL PAYMENTS TO PROFESSIONALS			$277,147	$482,987	$0

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE PROTECTION  PAYMENTS

The Debtors have paid an aggregate of $2,760,000 in rental obligations (equipment, land, buildings, etc.) in accordance with the terms of certain leases for June 2017.

Monthly Operating Report

ACCRUAL BASIS-7

CASE NAME: ADPT DFW Holdings LLC, et al.

CASE NUMBER: 17-31432 (jointly administered)

MONTH: June 2017

QUESTIONNAIRE

	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

3.         The Debtors have receivables on account of intercompany transfers and transfer to Non-Debtor JV entities that have been made in the ordinary course of business.

4.         Payments have been made by Debtors in accordance with the critical vendor order(s).

5.         The Court approved the DIP financing. See Docket #293.

INSURANCE

	YES	NO
1. ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

Refer to Insurance Order Docket #13

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Refer to Insurance Order Docket # 13